                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the use in this Amendment No. 2 to this Registration Statement of G REIT, INC. on Form S-11 of our report dated January 2, 2002 relating to the December 31, 2001 balance sheet of G REIT, INC.


We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.


/s/ SQUAR, MILNER, REEHL & WILLIAMSON, LLP
------------------------------------------
SQUAR, MILNER, REEHL & WILLIAMSON, LLP


Newport Beach, California
June 5, 2002